Ex 99.1
press release

Media contact:	Investor contact:
Mike Jacobsen, APR	Christopher Sikora
+1 330 490 4498	+1 330 490-4242
michael.jacobsen@dieboldnixdorf.com	christopher.sikora@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
March 24, 2023

Diebold Nixdorf, Incorporated Announces Extension of Exchange Offer with respect to its Outstanding 8.50% Senior Notes due 2024

HUDSON, Ohio - Diebold Nixdorf, Incorporated (the “Company”) (NYSE:DBD) today announced it has extended its previously announced public exchange offer (the “Exchange Offer”) with respect to the Company’s outstanding 8.50% Senior Notes due 2024 (144A CUSIP: 253651AA1; REG S CUSIP: U25316AA5; Registered CUSIP: 253651AC7) (the “2024 Senior Notes”).

Under the Exchange Offer, the Company is offering to exchange any and all of the 2024 Senior Notes for units consisting of (i) new 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 to be issued by the Company and (ii) warrants to purchase common shares, par value $1.25 per share, of the Company.

The Exchange Offer, which was previously scheduled to expire at 5:00 p.m., New York City time, on March 24, 2023, has been extended until 5:00 p.m., New York City time, on April 7, 2023, unless earlier terminated or extended by the Company (such time and date, as it may be extended, the “Expiration Time”). Any 2024 Senior Notes tendered may be withdrawn at any time prior to the Expiration Time, but not thereafter (the “Withdrawal Deadline”).

Except for the extension of the Expiration Time and Withdrawal Deadline, all other terms of the Exchange Offer remain unchanged.

As of 5:00 p.m., New York City time, on March 24, 2023, which was the previous expiration time for the Exchange Offer, the aggregate principal amount of the 2024 Senior Notes validly tendered and not validly withdrawn, as advised by D.F. King & Co., Inc., the Information and Exchange Agent for the Exchange Offer, was as set forth in the table below:

Title of Notes to be Tendered	CUSIP Number	Outstanding Principal Amount	Principal Amount Tendered	Approximate Percentage of Notes Tendered
8.50% Senior Notes due 2024	144A CUSIP: 253651AA1; REG S CUSIP: U25316AA5; Registered CUSIP: 253651AC7	$72,112,000	$6,270,000	8.69%

The terms and conditions of the Exchange Offer are described in the preliminary prospectus, dated February 10, 2023. The completion of the Exchange Offer is subject to the conditions described in the Exchange Offer documents, which include, among others, the effectiveness of the Registration Statement

(as defined below). The Exchange Offer is not conditioned upon any minimum amount of 2024 Senior Notes being tendered. Subject to applicable law, the Company may waive certain other conditions applicable to the Exchange Offer or extend, terminate or otherwise amend the Exchange Offer in its sole discretion.

A registration statement on Form S-4 (the “Registration Statement”) relating to the New Securities to be issued in the Exchange Offer has been filed with the Securities and Exchange Commission but has not yet become effective. The New Securities being offered in the Exchange Offer may not be sold nor may offers to exchange be accepted prior to the time that the Registration Statement related to the Exchange Offer becomes effective. If and when issued, the New Securities will be registered under the Securities Act of 1933, as amended.

Holders with questions regarding the terms and conditions of the Exchange Offer may contact J.P. Morgan Securities LLC, the sole Dealer Manager for the Exchange Offer, at (866) 834-4666 (toll-free) or (212) 834-4087 (collect). Requests for copies of the prospectus and related materials may be directed to J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, Attn: Prospectus Department, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone: 1-866-803-9204 or D.F. King & Co., Inc. at (866) 388-7535 (U.S. toll free), +1(212) 269-5550 (collect), or diebold@dfking.com (email). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold the 2024 Senior Notes as to when such intermediary would need to receive instructions from such Holder in order for that Holder to be able to participate in, or withdraw their instruction to participate in, the Exchange Offer, before the deadlines specified herein and in the Registration Statement. The deadlines set by any such intermediary and The Depositary Trust Company for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Registration Statement.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE: DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

Disclaimer
This press release does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein. Any solicitation or offer will only be made pursuant to the Registration Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

The Exchange Offer is being made solely pursuant to the Registration Statement. The Exchange Offer is not being made to Holders of the 2024 Senior Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by the prospectus as described in the Registration Statement are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the Exchange Offer presented in the Registration Statement does not extend to you. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offer to be made by a licensed broker or dealer, the Exchange Offer will be deemed to be made on behalf of the Company by the Dealer Manager for the Exchange Offer or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Forward-Looking Statements
This press release contains statements that are not historical information and are “forward-looking statements.” Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the Company’s results include, among others:
•our ability to successfully complete the transactions contemplated by the Exchange Offer, including satisfaction of any conditions prescribed therein;
•the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•the Company's ability to raise necessary equity capital to pay the 2024 Senior Notes at maturity if there is insufficient participation in the Exchange Offer;
•the Company's ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness;
•the Company's ability to comply with the covenants contained in the agreements governing its debt and to successfully refinance its debt in the future;
•the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations;
•the Company's ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150 million-plus cost savings plan;
•the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the impact of a cybersecurity breach or operational failure on the Company's business;
•the Company’s ability to attract, retain and motivate key employees;
•the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•changes in the Company's intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;
•the Company's success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;

•the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in May 2022) and the merger/squeeze-out;
•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, as well as liquidity issues these institutions may have, which could reduce the Company’s customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•the impact of competitive pressures, including pricing pressures and technological developments;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the war between Russia and Ukraine and the tension between the U.S. and China), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company's operations;
•the Company's ability to maintain effective internal controls;
•unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and
•other factors included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2022 and in other documents the Company files with the SEC.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.